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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      January 16, 1997
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                                 ABS Group Inc.
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               (Exact name of registrant as specified in charter)


   Delaware                       0-19814                         87-0462198
(State or Other                 (Commission                      (IRS Employer
Jurisdiction of                 File Number)                    Identification
Incorporation)                                                      Number)

818 East South Temple, Salt Lake City, Utah                         84102
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(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code            801-521-8000
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         (Former name or former address, if changed since last report)




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ITEM 5.       OTHER EVENTS

     On January 31, 1997 the Registrant filed, with the Securities and Exchange Commission, a Form 8-K with date of report of January 16, 1997, wherein (in Item 5 thereof) it referred to (amongst other matters) the fact that on November 8, 1996 an 80% owned subsidiary of the Registrant, Marine Research USA, Inc. acquired all of the issued and outstanding stock of Marine Research PTY. Ltd., an Australian corporation. The full contents of such 8-K are herewith incorporated by reference as if fully set forth and repeated herein.

     The financial statements of the aforesaid acquired company were included in the audited consolidated financial statements of the Registrant in its Form 10-KSB for calendar year ended December 31, 1996.

     Item 7(b) of such Form 8-K indicated that in accordance with Item 7(a)(4) of the general instructions to Form 8-K pro forma financial statements would be provided in an amendment to such Form 8-K. Accordingly, this first amendment to such Form 8-K is being filed solely for the purpose indicated and referred to in
Item 7 hereof.

ITEM 7.     FINANCIAL STATEMENTS , PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (b) Pro Forma Financial Information - In accordance with item 7(a)(40 of the general instructions to Form 8-K pro forma financial information is filed as Exhibit A.

      (c)   Exhibits -

            Exhibit A - Pro forma financial information.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ABS GROUP INC.


                                            /Emanuel A. Floor/
                                        By
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                                          Emanuel A. Floor, President

Dated: June 2, 1997





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                                EXHIBIT INDEX


Exhibit No.              Description

   99.A                  Pro Form Financial Information

   27                    Financial Data Schedule